UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

abrdn Japan Equity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRDN JAPAN EQUITY FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 16, 2024

To the Stockholders of abrdn Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the abrdn Japan Equity Fund, Inc., a Maryland corporation (the "Fund") (the "Annual Meeting"), will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on May 16, 2024, at 1:00 p.m., Eastern Time, for the following purposes:

1.  To consider and vote upon the election of one Class I Director, one Class II Director and one Class III Director of the Fund, to serve until the 2027 Annual Meeting of Stockholders, 2025 Annual Meeting of Stockholders and 2026 Annual Meeting of Stockholders, respectively, or until such Director's successor is duly elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The proposed election of the Directors is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on April 1, 2024 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being sent to stockholders on or about April 8, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 16, 2024: This Notice and the Proxy Statement are available on the Internet at https://www.abrdnjeq.com/. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Japan Equity Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 8, 2024
Philadelphia, Pennsylvania

ABRDN JAPAN EQUITY FUND, INC.
(the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on May 16, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," with members of the Board being referred to as "Directors") of the abrdn Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), for use at the annual meeting of stockholders of the Fund (the "Meeting"), to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on May 16, 2024, at 1:00 p.m., Eastern Time, and at any postponements or adjournments thereof. A Notice of Annual Meeting of Stockholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement and proxy card are first being sent on or about April 8, 2024 to stockholders of record as of April 1, 2024.

The purpose of the Meeting is to seek stockholder approval of the following proposals (each a "Proposal"):

1.  To consider and vote upon the election of one Class I Director, one Class II Director and one Class III Director of the Fund, to serve until the 2027 Annual Meeting of Stockholders, 2025 Annual Meeting of Stockholders and 2026 Annual Meeting of Stockholders, respectively, or until such Director's successor is duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the applicable proxy card or, if no specification is made, "FOR" Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy card in advance of the Meeting has the power to revoke it by executing a superseding proxy card or by attending the Meeting and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting.

The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions will not be counted as votes cast and will have no effect on the result of the vote.

The Board adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015 (the "Corporate Governance Guidelines"). The Corporate Governance Guidelines include (i) a resignation policy which generally provides that a director who is not an "interested person," as such term is defined in the

Investment Company Act of 1940, as amended ("1940 Act"), of the Fund or the Fund's investment adviser (each an "Independent Director," and collectively, the "Independent Directors"), in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, and such Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the Chair of the Meeting or the holders of a majority of the stock present at the Meeting may adjourn the Meeting from time to time, without notice other than announcement at the Meeting until the requisite amount of stock entitled to vote at the Meeting shall be present. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The Board has fixed the close of business on April 1, 2024 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,848,329 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2024 at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103: The Proxy Materials and the Fund's most recent annual report are available on the Internet at https://www.abrdnjeq.com/en-us. The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 2023, and any more recent reports, to any stockholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal 1: Election of Directors

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the nominees listed below as Directors of the Fund.

(i)  Radhika Ajmera, as a Class I Director, to serve until the 2027 Annual Meeting of Stockholders or until her successor is duly elected and qualified;

(ii)  Rose DiMartino, as a Class II Director, to serve until the 2025 Annual Meeting of Stockholders or until her successor is duly elected and qualified; and

(iii)  C. William Maher, as a Class III Director, to serve until the 2026 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

The terms of each nominee for Director will expire on the date of the Annual Meeting of Stockholders in the year stated above or the date that his/her successor is elected and qualified.

Each nominee for Directors has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that the nominees will become unavailable for election as

Directors, but if that should occur before the Meeting, the persons named as proxies in the proxy card will vote for such person(s) as the Board may recommend.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Directors, as well as the other current Directors. One Director, Mr. Bird, is considered to be an "interested person" (as defined in the 1940 Act) of the Fund ("Interested Director").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During at Least Past Five Years	Term of Office and Length of Time Served(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director
Nominees for Independent Director:
Radhika Ajmera**† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1964

Ms. Ajmera was appointed Chair of the Fund in 2017, having served as a Director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc. abrdn Asia-Pacific Income Fund Inc. and abrdn Australia Equity Fund Inc. since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.

		2014	$1 — $10,000	$10,001 — $50,000	5 Registrants consisting of 23 Portfolios.	None.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During at Least Past Five Years	Term of Office and Length of Time Served(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director
Rose DiMartino*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Ms. DiMartino has been retired since 2019. Previously she was a Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	2024	None	$10,001 — $50,000	5 Registrants consisting of 8 Portfolios.	None.
C. William Maher **† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth:1961	Mr. Maher is a Co-founder of Asymmetric Capital LLC from May 2018 to September 2020. Formerly, Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	2023	$1 — $10,000	$50,001 — $100,000	7 Registrants consisting of 7 Portfolios	None.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During at Least Past Five Years	Term of Office and Length of Time Served(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director
Interested Director:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

		2021	$1 — $10,000	$50,001 — $100,000	15 Registrants consisting of 33 Portfolios	None.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During at Least Past Five Years	Term of Office and Length of Time Served(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director:
Anthony S. Clark**† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees' Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).	2015	$1 — $10,000	$1 — $10,000	1 Registrant consisting of 1 Portfolio	Director of The Taiwan Fund, Inc. since 2017.

*  As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios, The Registrants in the Fund Complex are as follows: abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  To be appointed effective upon election at the Meeting.

†  Member of the Audit Committee.

††  Deemed to be an Interested Director of the Fund because of his affiliation with the Fund's investment manager.

(1)  Each director serves for a three-year term. The current term for Ms. Ajmera ends at the Meeting. The current term for Mr. Bird and Ms. DiMartino ends at the annual stockholder meeting in 2025, provided Ms. DiMartino is elected at the Meeting. The current term for Messrs. Clark and Maher ends at the annual stockholder meeting in 2026.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of October 31, 2023.

(3)  The "Family of Investment Companies" includes the Fund and other registered investment companies advised by abrdn Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

Additional Information about the Board of Directors

The Board is currently comprised of three Independent Directors and one Interested Director, Stephen Bird. Upon Ms. DiMartino's election, the Board will be comprised of four Independent Directors and one Interested Director.

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with abrdn Asia Limited ("aAL" or the "Investment Manager"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Ms. DiMartino—experience as a law firm partner counselling registered investment companies and their advisers in all aspects of fund organization and operation for over 30 years; Mr. Maher—financial background in the financial services industry; and Mr. Bird—Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), and do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Independent Directors as of October 31, 2023 neither any of the Independent Directors nor any immediate family member of the Independent Directors owned any securities of the Investment Manager, or any of its affiliates, of the Fund as of such date.

The Board held five meetings during its fiscal year ended October 31, 2023. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which they were a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual,

as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.abrdnjeq.com. The current members of the Audit Committee are Messrs. Clark and Maher and Ms. Ajmera. Mr. Clark has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Audit Committee met four times during its fiscal year ended October 31, 2023. The report of the Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth within this document.

The Board has a Nominating and Corporate Governance Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Nominating and Corporate Governance Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Corporate Governance Committee members. The Nominating and Corporate Governance Committee's actions are governed by the Nominating and Corporate Governance Committee Charter, a copy of which is available at www.abrdnjeq.com. The current members of the Nominating and Corporate Governance Committee are Messrs. Clark and Maher and Ms. Ajmera. The Nominating and Corporate Governance Committee met three times during its fiscal year ended October 31, 2023.

Process of Evaluation of Independent Director Candidates

The Nominating and Corporate Governance Committee identifies individuals qualified to serve as Independent Directors and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Nominating and Corporate Governance Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Nominating and Corporate Governance Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that the majority of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. The Investment Manager and other service providers of the Fund also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Investment Manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Retirement Policy

The Board has adopted a retirement policy that seeks to balance the need for fresh perspectives against the benefits that the experience and institutional memory of existing Director may provide and seeks to enhance the overall effectiveness of the Board. The Board's policy states that no Director candidate shall be presented to stockholders of the Fund for election at any meeting that is scheduled to occur after he or she has reached the age of 75. In addition, each Director shall automatically be deemed to retire from the Board at the next annual stockholders' meeting following the date he or she reaches the age of 75 years, even if his or her tenure of office has not expired on that date. Where no annual stockholders meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 75.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or Director(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or Director(s)) and by sending the communication to either the Fund's office or directly to such Director(s) at the address specified for each Director above or to investor.relations@abrdn.com. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

OFFICERS

Officers of the Fund Name, Address and Year of Birth	Positions Held With the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Joseph Andolina* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, and Vice President—Compliance	Since 2017

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Officers of the Fund Name, Address and Year of Birth	Positions Held With the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Katherine Corey* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Vice President	Treasurer and Vice President Since 2023, Fund Officer Since 2014	Currently, Director Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012

Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Services for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2012	Currently Senior Product Solutions and Implementation Manager, Product Governance US for abrdn. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn. Mr. Hepp joined abrdn, Inc. in 2016.
Megan Kennedy* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2012	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Kordeck joined abrdn in 2013.

Officers of the Fund Name, Address and Year of Birth	Positions Held With the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Chern-Yeh Kwok c/o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1976	Vice President	Since 2022	Currently, Deputy Head of Equities—Asia Pacific & Head of Equities—Japan. Mr. Kwok joined abrdn in 2005.
Michael Marsico* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Marsico joined abrdn in 2014.
Christian Pittard* c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AGc Year of Birth: 1973	Vice President	Since 2012	Currently, Head of Closed End Funds & Managing Director—Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012

Currently, Vice President and Head of Product Management and Governance—Americas since 2021 Previously, Ms. Sitar served as Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  As of October 31, 2023, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Transactions with and Remuneration of Officers and Directors

The officers of the Fund did not receive any compensation from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund for the Fiscal Year Ended October 31, 2023	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$66,000	$323,206
Anthony Clark	$51,815	$51,815
Gerald Malone(2)	$28,714	$610,191
Rose DiMartino(3)	$0	$46,446
C. William Maher(4)	$23,456	$104,549
Interested Director

(1)  See the "Information Concerning Directors and Nominees" table for the number of funds within the Fund Complex that each Director serves.

(2)  Mr. Malone resigned from the Board effective May 25, 2023.

(3)  Ms. DiMartino is appointed to the Board effective on May 16, 2024, provided that she is elected by stockholders.

(4)  C. William Maher was appointed to the Board effective June 6, 2023.

Investment Manager and Administrator of the Fund

abrdn Asia Limited serves as the investment manager to the Fund (the "Investment Manager") and its principal office is located at 7 Straits View, #23-04 Marina One East Tower, Singapore 018936. abrdn Asia Limited is a wholly-owned subsidiary of abrdn plc, a Scottish company, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. The Investment Manager is an indirect wholly owned subsidiary of abrdn plc.

In rendering investment advisory services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Manager, serves as the Fund's administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Fund, are also directors and/or officers of abrdn Inc.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund's outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the Commission and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2023, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a).

Report of the Audit Committee

At a meeting held on December 12, 2023, the Board, including a majority of the Independent Directors, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2024. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from stockholders. If requested by any stockholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Fund's financial statements for the fiscal year ended October 31, 2023 were audited by KPMG. The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2023 be included in the Fund's most recent annual report filed with the Commission.

Anthony S. Clark, Chair of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
C. William Maher, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2022 was $54,790, and for the fiscal year ended October 31, 2023 was $57,000.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2022 and 2023 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2022 was $0, and for the fiscal year ended October 31, 2023 was $0.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2022 and 2023.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the accountant's independence and has concluded that it is independent.

Audit Committee Pre-approval

The Audit Committee's policy is to pre-approve all audit and non-audit services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and non-audit services described above for which KPMG billed the Fund for the fiscal years ended October 31, 2022 and 2023 were pre-approved by the Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to the Investment Manager or any entity controlling, controlled by, or under common control with the Investment Manager that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2022 and October 31, 2023, were respectively, $1,108,929and$1,171,994.

The Audit Committee has considered whether the provision of non-audit services rendered to the Investment Manager and affiliates of the Investment Manager is compatible with maintaining the independence of KPMG and has concluded it is.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, as of March 1, 2024, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,269,810	23.7%
Allspring Global Investments LLC 420 Montgomery Street San Francisco, CA 94104	2,676,861	19.7%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,391,296	10.9%

Security Ownership of Management.

As of October 31, 2023, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock. As of October 31, 2023, none of the Independent Directors, nominees for election as Independent Directors or their immediate family members owned any shares of the Investment Manager or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of abrdn Inc. or its affiliates. The Fund has retained EQ Fund Solutions, LLC ("EQ") to assist in the proxy solicitation. The fee for such services is estimated at $2,500, plus reimbursement of expenses, which are estimated to be $825 — $1,350. The expenses connected with the solicitation of proxies by EQ and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Stockholder Proposals

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2025 annual meeting of stockholders of the Fund must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not later than December 9, 2024.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2025 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to May 16, 2025.

By order of the Board of Directors,

Megan Kennedy

Vice President and Secretary of the Fund

1900 Market Street, Suite 200
Philadelphia, PA 19103
April 8, 2024

ABRDN JAPAN EQUITY FUND, INC.	EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN JAPAN EQUITY FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of abrdn Japan Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Japan Equity Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, May 16, 2024, at 1:00 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director. Please refer to the Proxy Statement for a discussion of the proposals and instructions related to meeting attendance.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JEQ_33189_041223

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Japan Equity Fund, Inc.

Annual Meeting of Stockholders to be held on May 16, 2024, at 1:00 p.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

https:/www.abrdnjeq.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 8, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposals	THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

1.	To consider and vote upon the election of one Class I* Director, one Class II** Director and one Class III*** Director of the Fund, to serve until the 2027 Annual Meeting of Stockholders, 2025 Annual Meeting of Stockholders and 2026 Annual Meeting of Stockholders, respectively, or until such Director's successor is duly elected and qualified.

	FOR	AGAINST	ABSTAIN
01. Radhika Ajmera*	☐	☐	☐
02. Rose DiMartino**	☐	☐	☐
03. C. William Maher***	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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